DFA Investment Dimensions Group Inc.
Dimensional Investment Group Inc.
Dimensional ETF Trust

SUPPLEMENT TO THE CURRENTLY EFFECTIVE
STATEMENTS OF ADDITIONAL INFORMATION

The purpose of this Supplement to the currently effective Statements of Additional Information (“SAIs”) of each series of DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), and Dimensional ETF Trust (each, a “Fund” and collectively, the “Funds”) is to incorporate information regarding a new disinterested Director/Trustee (hereinafter referred to as “Director”) appointed to the Board of Directors or Board of Trustees of each Fund and to update information regarding the securities lending agent for certain Portfolios of DFAIDG and DIG. Capitalized terms not otherwise defined in this supplement have the meanings assigned to them in the SAIs.

I.
Effective September 1, 2024, Stefan Nagel is added as a disinterested Director of each Fund.  Accordingly, effective September 1, 2024, the Board of each Fund is comprised of two interested Trustees and eight disinterested Trustees.

II.	The following information is added to the table under the heading “Disinterested Directors” or “Disinterested Trustees” in the SAIs:

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director or Trustee	Since September 2024
Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); Vice President, Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022).
				165 portfolios in 5 investment companies	Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (since 2024).

III.	The second footnote to the table under the heading “Disinterested Directors” or “Disinterested Trustees” in the SAIs is deleted in its entirety and replaced with the following:

Each disinterested Director/Trustee (excluding Stefan Nagel) currently also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

IV.	The following is added to the table in the SAIs relating to the Director’s ownership of shares of the Portfolios described in the SAIs:

Information relating to the following Director’s/Trustee's ownership (including the ownership of his immediate family) in each Portfolio in the Funds and in all registered investment companies in the DFA Fund Complex as of March 31, 2024 is set forth in the chart below.
Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director/Trustee in Family of Investment Companies
Disinterested Directors/Trustees:
Stefan Nagel	None	None

V.
For the fiscal year ended October 31, 2023, under the securities lending program, State Street Bank and Trust Company (“State Street”) served as the securities lending agent for those Securities Lending Portfolios of DFAIDG and DIG for which it acts as custodian. Beginning on September 5, 2024, the securities lending agent responsibilities for those Securities Lending Portfolios of DFAIDG and DIG for which State Street acts as custodian will be transitioned to Securities Finance Trust Company, and therefore, the “Securities Lending” sections of the SAIs for the applicable portfolios of DFAIDG and DIG are updated accordingly.

The date of this Supplement is August 30, 2024